Filed Pursuant to Rule 497(k)
Registration No. 333-197427; 811-22980

ANGEL OAK MULTI-STRATEGY INCOME FUND
ANGEL OAK INCOME ETF
ANGEL OAK HIGH YIELD OPPORTUNITIES ETF

(each, a “Fund” and collectively, the “Funds”)
each, a series of Angel Oak Funds Trust

April 10, 2026

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated May 31, 2025, as supplemented to date

This supplement provides updated information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

Effective April 10, 2026, Berkin Kologlu no longer serves as portfolio manager of the Funds.

Kin Lee, Sreeniwas (Sreeni) V. Prabhu, Namit Sinha and Clayton Triick will continue to serve as portfolio managers of the Angel Oak Multi-Strategy Income Fund.

Ward Bortz, Namit Sinha and Clayton Triick will continue to serve as portfolio managers of the Angel Oak Income ETF.

Ward Bortz, Nichole Hammond, Matthew R. Kennedy, Sreeniwas (Sreeni) V. Prabhu, Namit Sinha and Clayton Triick will continue to serve as portfolio managers of the Angel Oak High Yield Opportunities ETF.

All references to Mr. Kologlu in the Summary Prospectuses, Prospectus, and SAI are hereby removed in their entirety.

Please retain this Supplement with your Summary Prospectuses, Prospectus and SAI for future reference.